Exhibit 10.42

                               SUBLEASE AGREEMENT


                 The parties agree as follows:

    Date of this
       Sublease:   NOV. 1, 1999

 Parties to this   Overtenant:  MEI Associates, Inc.
       Sublease:   Address for notices: 600 W. 57th Street, N.Y. N.Y. 10019

                   You, the Undertenant: e-COMMERCE Solutions, Inc. Address for notices: 600 W. 57th Street, N.Y.N.Y. 10019

                   If there are more than one Overtenant or Undertenant, the words "Overtenant" and "Undertenant" used in this Sublease includes them.

Information from   Landlord:             Big Lio Realty
     Over-Lease:   Address for notices:  600 W. 57th St., NY NY 10019

                   Overtenant:
                   Address for notices:

                   Date of Over-Lease:

                   Term: 5 years    from: Nov. 1, 1999       to: Oct. 31, 2002
                   A copy of the Over-Lease is attached as an important part of the Sublease.

           Term:   1. 3 year     years:     months:      Beginning: Nov. 1, 1999
                   ending: Oct. 31, 2002

Premises rented:   2.

Use of premises:   3. The premises may be used for                      only.

           Rent:   4. The yearly rent is $60,000.00, You, the Undertenant,  will pay this yearly rent to the Overtenant in twelve equal monthly payments of $5,000.00. Payments shall be paid in advance on the first day of each month during the Term.

       Security:   5. The  security  for  the   Undertenant's   performance   is
                      $10,000.00. Overtenant states that Overtenant has received it. Overtenant shall hold the security in accordance with
                      Paragraph        of the Over-Lease.

  Agreement to     6. Overtenant  sublets the premises to you, the  Undertenant,
     lease and        for the Term.  Overtenant states that it has the authority
      pay rent:       to do so. You, the Undertenant,  agree to pay the Rent and other charges as required in the Sublease. You, the Undertenant, agree to do everything required of you in the Sublease.

       Notices:    7. All  notices in the  Sublease  shall be sent by  certified mail, "return receipt requested".

    Subject to:    8. The  Sublease  is  subject to the  Over-Lease.  It is also subject to any agreement to which the Over-Lease is subject. You, the Undertenant, state that you have read and initialed the Over-Lease and will not violate it in any way.

Overtenant's
        duties:    9. The  Over-Lease   describes  the  Landlord's  duties.  The
                      Overtenant is not obligated to perform the Landlord's duties. If the Landlord fails to perform, you, the Undertenant, must send the Overtenant a notice. Upon receipt of the notice, the Overtenant shall then promptly notify the Landlord and demand that the Over-Lease agreements be carried out. The Overtenant shall continue the demands until the Landlord performs.

       Consent:   10. If the  Landlord's  consent to the  Sublease is  required, this consent must be received within 10 days from the date of this Sublease. If the Landlord's consent is not received within this time, the Sublease will be void. In such event all parties are automatically released and all payments shall be refunded to you, the Undertenant.

  Adopting the    11. The   provisions  of  the  Over-Lease  are  part  of  this
Over-Lease and        Sublease. All the provisions of the Over-Lease applying to
    exceptions:       the Overtenant are binding on you, the Undertenant, except these:
                         a) These numbered paragraphs of the Over-Lease shall
                            not apply:

                         b) These numbered paragraphs of the Over-Lease are
                            changed as follows:

                  12. You, the Undertenant, have no authority to contact or make any agreement with the Landlord about the premises or the Over-Lease. You, the Undertenant, may not pay rent or other charges to the Landlord, but only to the Overtenant.

    Successors:   13. Unless  otherwise  stated,  the Sublease is binding on all parties who lawfully succeed to the rights or take the place of the Overtenant or you, the Undertenant. Examples are an assign, heir, or a legal representative such as an executor of your will or administrator of your estate.

       Changes:   14. This sublease can be changed only by an agreement in
                      writing signed by the parties to the Sublease.

    Signatures:                                      OVERTENANT:

                                                     MEI ASSOCIATES, INC.
                                                     ---------------------------

                                                     [ILLEGIBLE SIGNATORY]
                                                     ---------------------------

                                                     You, the UNDERTENANT:

Witness:                                             e-COMMERCE Solutions, Inc.
                                                     ---------------------------

-------------------------------                      ---------------------------

GUARANTY OF PAYMENT WHICH IS PART OF THE SUBLEASE

Date of Guaranty:

       Guarantor
     and address:

     Reason for  1. I know that the  Overtenant  would not rent the  premises to
       Guaranty:    the   Undertenant    unless   I   guarantee    Undertenant's
                    performance. I have also requested the Overtenant to enter into the Sublease with the Undertenant. I have a substantial interest in making sure that the Overtenant rents the premises to the Undertenant.

       Guaranty: 2. The following is my Guaranty:
                    I guaranty the full performance of the Sublease by the Undertenant. This Guaranty is absolute and without any condition. It includes, but is not limited to, the payment of rent and other money charges.

                 In addition, I agree to these other terms:
     Changes in 3. This Guaranty will not be affected by any changes in the Sublease have Sublease, whatsoever. This includes, but is not limited to,
      no effect:    any  extention  of time or renewals.  The  Guaranty  will be binding even if I am not a party to these changes.

      Waiver of
        notice:  4. I  do  not  have  to  be  informed   about  any  failure  of
                    performance by Undertenant, I waive notice of nonpayment or nonperformance.

    Performance: 5. If the Undertenant fails to perform under the Sublease,  the
                    Overtenant may require me to perform without first demanding that the Undertenant perform.

Waiver of jury
          trial: 6. I give up my right to trial by jury in any claim related to the Sublease or this Guaranty.

        Changes: 7. This Guaranty of payment and performance can be changed only by written agreement signed by all parties to the Sublease and Guaranty.

     Signatures:                                  GUARANTOR:
                    WITNESS:
                                                  ------------------------------

                    -----------------------------

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       EPA and HUD Lead Paint Regulations, Effective September 6, 1996(1)

Landlords must disclose known lead-based paint and lead-based paint hazards of pre-1978 housing to tenant.(2) Use the following BLUMBERG LAW PRODUCTS (800 LAW
MART) to comply:

  3140 Lead Paint Information Booklet   3141 Lead Paint Lease Disclosure Form

(1) December 6, 1996 for owners of 1 to 4 residential dwellings.

(2) Leases for less than 100 days, 0-bedroom units, elderly and handicapped housing (unless children live there) and housing found to be lead-free by a certified inspector are excluded.
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